STATE OF SOUTH CAROLINA )                             FORECLOSURE
                        )
COUNTY OF HORRY         )                             MASTER'S DEED


      TO ALL TO WHOM THESE PRESENTS SHALL COME OR BE MADE KNOWN:
            Or whom the same may in anywise concern, John L. Breeden, Jr., Master in Equity for the County and State aforesaid SEND GREETING:
            WHEREAS, AEtna Life Insurance Company, on or about November 22, 1994 did exhibit its complaint in the Court of Common Pleas in the County and State aforesaid, Case No. 94-CP-26-34-3470, against Brunner Companies Income Properties L.P. III, A Delaware Limited Partnership.
      And the Cause, being at issued before the Court aforesaid, came on to be heard on February 10, 1995, when I, the said John L. Breeden, Jr., after a full hearing thereof, and mature deliberation in the Premises, Did Order, Adjudge and Decree that the premises hereinafter mentioned and described should be sold at public auction on the terms and for the purposes mentioned in said Decretal Order, as by reference thereto, on file in the said Court will appear; and Public outcry, on December 4, 1995, I the said John L. Breeden, Jr. did then, openly and publicly, and according to the custom of auction, sell and dispose of the said premises below described, unto AEtna Life Insurance Company.
            NOW, KNOW ALL MEN, That I, the said John L. Breeden, Jr. In consideration of the premises, and also in consideration of the sum of $3,000.00 paid me by the below-named Grantee, the receipt whereof is hereby acknowledged, have granted, bargained, sold and released, and by these Presents, do grant, bargain, sell and release unto the below named Grantee, his successors and assigns:
            AEtna, Its successors and assigns, 191 Peachtree Street, NE 16th Floor, Atlanta, Georgia 30303.
      SEE EXHIBITS A & B ATTACHED HERETO AND MADE A PART HEREOF
This being the same property conveyed to BRUNNER COMPANIES INCOME PROPERTIES, L.P. III, A Delaware limited partnership by deed of DAYTON & ASSOCIATES, XIX, A South Carolina general partnership recorded in Deed book 1342 at Page 66 in the Office of the R.M.C. for Horry County.


TMS # 122-00-04-045
            Subject to assessments, taxes, easements, conditions and restrictions of record and otherwise affecting the property.

            TO HAVE AND TO HOLD, the said premises with its hereditaments, privileges and appurtenances unto the said Grantee, his successors and assigns forever.
            IN WITNESS WHEREOF, I, the said John L. Breeden, Jr. under and by virtue of the said Decree, have hereunto set my Hand and Seal at Conway, South Carolina this 12th day of December, 1995.
Sealed and Delivered
the Presence of




                                          /s/ John L. Breeden, Jr.
                                          John L. Breeden, Jr.
                                          Master in Equity for Horry County



/s/ Drucilla C. Chavis



/s/ Mary Alice Cox



STATE OF SOUTH CAROLINA )

                        )     PROBATE
COUNTY OF HORRY         )

      PERSONALLY appeared before me the undersigned and made oath that (s)he saw the within named John L. Breeden, Jr., Master in Equity for Horry County, sign, seal and as his act of deed, deliver the within deed and that (s)he with the other witness signing above witnessed the execution thereof.


                                          /s/ Drucilla C. Chavis


Sworn to before me this
12th day of December, 1995.

/s/ Mary Alice Cox             (L.S.)
Notary Public of South Carolina
My Commission Expires:  11-09-99


Prepared by:

Rogers, Townsend & Thomas, PC (GPC)
P.O. Box 100200
Columbia, SC 29202-3200





                                    EXHIBIT A



A land description of 22.282 acres + situate in Conway Township, Horry County, South Carolina, and being bounded on the north by Parcel D, on the east by Floyd Street (a public road) and Parcel B, on the south by U.S. Highway 501 (75' R/W) and Parcel A, and on the west by an existing dirt road (60' R/W) and Parcel C, and being more particularly described as follows:

Beginning at an iron old located on the northern edge of right-of-way of U.S. Highway 501 (75' R/W) being the southern common corner between an existing dirt road (60' R/W) and Dayton & Associates XIX, thence along the eastern edge of right-of-way of said existing dirt road (60' R/W) N 30-32-25 E a distance of
214.00 feet to a point, thence along the lands of Parcel C S 59-27-35 E a distance of 300.00 feet to a point, thence N 30-32-25 E a distance of 220.00 feet to a point, thence N 59-27-32 W a distance of 300.00 feet to a point located on the eastern edge of right-of-way of an existing dirt road (60' R/W), thence along said eastern edge of right-of-way N 30-32-25 E a distance of 472.57 feet to a point, thence along the lands of Parcel D S 59-27-54 E a distance of
474.94 feet to a point, thence N 88-38-17 E a distance of 246.94 feet to a point, thence N 30-32-07 E a distance of 45.77 feet to an iron pipe old, thence S 59-27-54 E a distance of 417.45 feet to an iron pipe old located on the western edge of right-of-way of Floyd Street (a public road), thence along said western edge of right-of-way S 31-53-38 W a distance of 522.32 feet to a concrete monument old, thence S 30-56-34 W a distance of 405.58 feet to an iron pipe old, thence along the lands of Parcel B N 59-27-53 W a distance of 200.83 feet to an iron pipe new, thence S 35-31-11 W a distance of 231.48 feet to an iron pipe new located on the northern edge of right-of-way of U.S. Highway 501 (75' R/W), thence along said northern edge of right-of-way N 54-28-49 W a distance of 45.00 feet to an iron old, thence N 54-28-49 W a distance of 272.00 feet to an iron old, thence N 54-28-49 W a distance of 259.93 feet to an iron pipe new, thence along the lands of Parcel A along a curve to the left a chord bearing of N 59-09-13 E a chord distance of 16.16 feet, Delta = 49-13-05, Radius = 19.40' and Arc = 16.67' to an iron pipe new, thence N 30-23-33 E a distance of
174.73 feet to an iron pipe new, thence along a curve to the left a chord bearing N 14-27-35 W a chord distance of 13.44 feet, Delta = 90-00-00, Radius = 9.50' and Arc = 14.92' to an iron pipe new, thence N 59-27-35 W a distance of
189.06 feet to an iron pipe new, thence along a curve to the left a chord bearing of S 75-32-25 W a chord distance of 13.44 feet, Delta = 90-00-00, Radius = 9.50' and Arc = 14.92' to an iron pipe new, thence S 30-33-55 W a distance of
137.73 feet to an iron pipe new, thence along a curve to the left a chord bearing of S 04-22-02 W a chord distance of 39.22 feet, Delta = 59-41-57, Radius
- 39.40' and Arc = 41.05 to an iron pipe new located on the northern edge of right-of-way of U.S. Highway 501 (75' R/W), thence along said northern edge of right-of-way N 54-28-49 W a distance of 108.04 feet to an iron old and point of beginning and containing 22.282 acres +.





                                    EXHIBIT B



      All right, title and interest of the Debtor in and to all tangible personal property owned by the Debtor and now or at any time hereafter located on or at the real property described in Exhibit A (the "Property") or used in connection therewith, including, but no limited to: all goods, machinery, tools, insurance proceeds and refunds of insurance premiums, equipment (including fire sprinklers and alarm systems, office air conditioning, heating, refrigerating, electronic monitoring, entertainment, recreational, window or structural cleaning rigs, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furnishings, appliances (including ice boxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), inventory, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures and office maintenance and other supplies; and any proceeds (including insurance proceeds) of the foregoing, any additions and accessions thereto, and any replacements or renewals of all of the foregoing;

      TOGETHER WITH all proceeds arising from or by virtue of the sale, lease or other disposition of any of the real or personal property described herein; all proceeds (including premium refunds) payable or to be payable under each policy of insurance relating to the improvements now or hereafter constructed on the Property (the "Improvements"); to the extent permitted by law, all proceeds arising from the taking of all or part of the real property or any rights appurtenant thereto, including without limitation any awards for severance damages and any awards resulting from a change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law, or by the right of eminent domain, or by private or other purchase in lieu thereof; and all other interest of every kind and character in which the Debtor now has or at any time hereafter acquires, in and to the real and personal property described herein, and all property which is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interest of the Debtor with respect to such property; and any proceeds thereof (including insurance proceeds), any additions and accessions thereto, and any replacements or renewals of all of the foregoing;

      TOGETHER WITH all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds (including premium refunds) of insurance in effect with respect thereto which the Debtor now has or may hereafter acquire in the Property and Improvements and any and all awards made for the taking by eminent domain, or by an proceeding or purchase in lieu thereof, of the whole or any part of the estate, property and interest conveyed to the Secured Party or for the benefit of the Second party pursuant to a Deed of Trust or Mortgage;

      TOGETHER WITH all (to the full extent legally assignable) licenses, permits and authorizations (issued in the name of the Debtor) necessary for the operation of the Property and Improvements as a shopping center;

      TOGETHER WITH all rents, issues and profits assigned to the Secured Party pursuant to that certain Assignment of Rents and Leases from the Debtor to the Secured Party.


STATE OF SOUTH CAROLINA )     SATISFACTION OF MORTGAGE
                        )     BY FORECLOSURE
COUNTY OF HORRY         )     Mortgagee:  AEtna Life Insurance Company
                        )     Mortgagor:  Dayton & Associates XIX
                        )     Mortgage Book 1414 at Page 436
                        )     Case No. 94-CP-26-3470

      Whereas, the mortgage recorded in the Office of the Register of Mesne conveyances for Horry County on November 2, 1988, in the Mortgage Book 1414 at Page 436, was foreclosed and the mortgaged premises sold at public auction on December 4, 1995; the under John L. Breeden, Jr., does hereby declare said mortgage to be satisfied and the Clerk of Court/Register of Mesne Conveyances is hereby authorized and directed to cancel the same of record.

      WITNESS the execution hereof this 12th day of December, 1995.


                                          /s/ John L. Breeden, Jr.
                                          John L. Breeden, Jr.
                                          Master in Equity for Horry County

/s/ Drucilla C. Chavis
Witness

/s/ Mary Alice Cox
Witness


STATE OF SOUTH CAROLINA )
                        )     PROBATE
COUNTY OF HORRY         )

      PERSONALLY APPEARED before me the undersigned witness and made oath that
(s)he saw the within named John L. Breeden, Jr. as Master in Equity for Horry County sign, seal and deliver the within Satisfaction of Mortgage by Foreclosure and that deponent, with the other witness whose name is subscribed above, witnessed the execution thereof.

                                          /s/ Drucilla C. Chavis
                                          Witness

SWORN to and subscribed before me
this 12th day of December


/s/ Mary Alice Cox
My Commission Expires: 11-09-99